                                 BLACKBAUD, INC.
                                 2004 STOCK PLAN
                      FORM OF NOTICE OF STOCK OPTION GRANT

---------------------------                                   ------------------
(Optionee and address)                                           Grant Number
---------------------------

---------------------------

         You have been granted an option to purchase Common Stock of Blackbaud, Inc. (the "Company"), as follows:

Date of Grant
                                    -----------------

Vesting Commencement Date
                                    -----------------

Exercise Price per Share
                                    -----------------

Total Number of Shares Granted
                                    -----------------

Total Exercise Price
                                    -----------------

Type of Option:                     [ ] Incentive Stock Option
                                    [ ] Nonstatutory Stock Option

Term/Expiration Date:               10 Years/
                                             ------------------

Vesting Schedule:                   Subject to accelerated vesting as set forth
                                    in the Plan or in the Stock Option
                                    Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule: one fourth of the shares subject to the Option shall vest on the first, second, third and fourth anniversary of the Vesting Commencement Date; provided that such optionee remains an employee of, or consultant to, the Company as of each such vesting date.

Termination Period:                 Option may be exercised for up to 90 days
                                    after termination of employment or
                                    consulting relationship except as set out in Sections 7 and 8 of the Stock Option
                                    Agreement (but in no event later than the Expiration Date); provided that terminations
                                    "For Cause" are governed by Section 9 of the Plan, which provides for immediate termination of the Option upon such termination "For Cause."

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Blackbaud, Inc. 2004 Stock Plan (the "Plan") and the Stock Option Agreement, all of which are attached and made a part of this document.

Dated:
      ------------------------------

OPTIONEE:                                 BLACKBAUD, INC.

                                          By:
------------------------------------         -----------------------------------

                                          Name:
------------------------------------           ---------------------------------
Print Name
                                          Title:
                                                --------------------------------

                                 BLACKBAUD, INC.

                         FORM OF STOCK OPTION AGREEMENT


         1. Grant of Option. Blackbaud, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Blackbaud, Inc. 2004 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

                  If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

         2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 8 of the Plan as follows:

                  (a) Right to Exercise.

                           (i) This Option may not be exercised for a fraction
of a share.

                           (ii) In the event of Optionee's death, disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(a)(iii).

                           (iii) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Grant.

                  (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as EXHIBIT B.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  a. cash;

                  b. check; or

                  c. at the discretion of the Board or Committee, any other method permitted by the Plan.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan and the Shares covered by this Option have been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Termination of Relationship. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's consulting or employment relationship or as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code or any successor provision), Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such

Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

         8. Death of Optionee. In the event of the death of Optionee during the term of this Option and, with respect to a Consultant, during such Consultant's continuing consulting relationship with the Company or within 90 days of termination of Consultant's relationship with the Company and, with respect to an employee, during such employee's employment relationship with the Company or within 90 days of termination of such employee's relationship with the Company, the Option may be exercised, at any time within twelve (12) months following the date of termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that Optionee was entitled to at the date of death.

         9. Nontransferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

         11. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Committee, in its discretion, by surrendering to the Company Shares that (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or greater than Optionee's marginal tax rate times the ordinary income recognized, or (iv) if permitted by the Committee, in its discretion, and if the Option is designated as a Nonstatutory Stock Option by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax-withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                  (1) the election must be made on or prior to the applicable Tax Date;

                  (2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (3) all elections shall be subject to the consent or disapproval of the Committee;

                  (4) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or state income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of adjustment to the alternative minimum tax for federal tax purposes in the year of exercise and may subject the Optionee to the alternative minimum tax.

                  (b) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and state income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable. If

Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within one-year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) in an amount equal to the excess of the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares over the Exercise Price paid for those shares. The Company will also be allowed a deduction equal to any such amount recognized, subject to the requirement that the compensation be reasonable.

                  (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         13. Restrictive Legends and Stop-Transfer Orders.

                  (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET

                  FORTH IN THE ISSUER'S STOCK PLAN AND THE STOCK OPTION AGREEMENT RELATING TO THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

                  (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

         14. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         15. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

         16. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         19. 2004 Stock Plan. Optionee acknowledges receipt of a copy of the Plan and represents that optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan or this Option.

                                    EXHIBIT A

                                 BLACKBAUD, INC.

                             FORM OF EXERCISE NOTICE


Blackbaud, Inc.

-----------------------------

-----------------------------
Attention: General Counsel

         1. Exercise of Option. Effective as of today, ________________ ___, ______, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _____________ shares of the Common Stock (the "Shares") of Blackbaud, Inc. (the "Company") under and pursuant to the Company's 2004 Stock Plan, as amended (the "Plan") and the Incentive Nonstatutory Stock Option Agreement dated _______________ ___, _______ (the "Option Agreement"). The purchase price for the Shares shall be $__________ as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

         2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

         4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                             Accepted by:

OPTIONEE:                                 BLACKBAUD, INC.

                                          By:
------------------------------------         -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Address:                                  Address:
        ----------------------------              ------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

                                    EXHIBIT B

       [FORM CAN BE OMITTED IF SECURITIES UNDERLYING OPTION ARE REGISTERED
                             UNDER SECURITIES ACT]

                   FORM OF INVESTMENT REPRESENTATION STATEMENT


OPTIONEE :
                  --------------------------------------------

COMPANY  :        Blackbaud, Inc.

SECURITY :        Common Stock

AMOUNT   :                                             Shares
                  ------------------------------------


In connection with the purchase of the above-listed Securities, I, the Optionee, represent to the Company the following.

          1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.

          3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          4. Optionee is familiar with the provisions of Rules 144, 144(k) and 701, promulgated under the Securities Act, that permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

          In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as that term is defined under the Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

          If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144, which require: (a) the availability of certain public information about the Company;
(b) the resale occurring not less than one year after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities to be sold; and (3) in the case of an affiliate, or of a nonaffiliate who has held the securities less than two years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as that term is defined under the Exchange Act) and the amount of securities being sold during any three-month period not exceeding the specified limitations.

          If all of the requirements of Rule 144 are not satisfied, Optionee may be able to sell the securities without registration pursuant to the exemption contained in Rule 144(k), provided that the resale occurs not less than two years after the party has purchased, and made full payment (within the meaning of Rule 144) for, the securities.

          5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the one-year minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144(k) if the two-year holding period has been satisfied.

         6. Optionee further understands that in the event all of the applicable requirements of Rules 144, 144(k) or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144, 144(k) and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, 144(k) or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date                               Signature of Optionee:


-----------------------------      ---------------------------------------------








                                       2